Supplementary Information	12 Months Ended
Dec. 31, 2017
Guarantees and Product Warranties [Abstract]
Supplementary Information
SUPPLEMENTARY INFORMATION
All Other Current Liabilities
All other current liabilities as of December 31, 2017 and 2016 include approximately $881 million and $318 million, respectively, of employee related liabilities.
Product Warranties
We provide for estimated product warranty expenses when we sell the related products. Because warranty estimates are forecasts that are based on the best available information, primarily historical claims experience, claims costs may differ from amounts provided. An analysis of changes in the liability for product warranties are as follows:

Balance at December 31, 2016, and 2015, respectively	$74	$100
Provisions	37	29
Expenditures	(44)	(49)
Other (1)	97	(6)
Balance at December 31, 2017, and 2016, respectively	$164	$74

(1)	Includes an increase of $93 million in the year ended December 31, 2017 as a result of the Baker Hughes acquisition.